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                                                                   EXHIBIT 99.1

                   SPINNAKER INDUSTRIES COMMON STOCK DE-LISTED

TROY, OHIO, JANUARY 9, 2002 - Spinnaker Industries, Inc. today announced that its Common Stock and Class A Common Stock were de-listed from the American Stock Exchange effective at the opening of business on December 28, 2001. The Company also announced that it has applied to the Securities and Exchange Commission to terminate the Company's obligation under the Securities Exchange Act of 1934 to file periodic reports with the SEC, including quarterly and annual reports.


Contact:  George E. Fuehrer
          (937) 332-6657